Exhibit 99.1
November 5, 2014
BroadSoft Reports Third Quarter 2014 Financial Results
GAITHERSBURG, MD, November 5, 2014 - BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended September 30, 2014.
Financial Highlights for the Third Quarter of 2014

•	Total revenue increased 27% year-over-year to $54.6 million

•	GAAP gross profit equaled 73% of total revenue; non-GAAP gross profit equaled 76% of total revenue

•	GAAP income from operations totaled $3.2 million or 6% of revenue; non-GAAP income from operations totaled $10.7 million or 20% of revenue

•	GAAP diluted net loss per share equaled $0.08 per common share; non-GAAP diluted earnings per share equaled $0.34 per common share
Results for the three months ended September 30, 2014
Total revenue rose to $54.6 million in the third quarter of 2014, an increase of 27% compared to $42.9 million in the third quarter of 2013.
Net loss for the third quarter of 2014 was $2.3 million, or $0.08 per basic and diluted common share, compared to a net loss of $4.1 million, or $0.14 per basic and diluted common share in the third quarter of 2013.
On a non-GAAP basis, net income in the third quarter of 2014 was $10.1 million, or $0.34 per diluted common share, compared to non-GAAP net income of $8.3 million, or $0.28 per diluted common share, in the third quarter of 2013. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the nine months ended September 30, 2014
Total revenue rose to $151.0 million for the first nine months of 2014, an increase of 19% compared to $126.5 million for the first nine months of 2013.
Net loss for the first nine months of 2014 was $8.1 million, or $0.28 per basic and diluted common share, compared to a net loss of $9.4 million, or $0.33 per basic and diluted common share for the first nine months of 2013.
On a non-GAAP basis, net income for the first nine months of 2014 was $21.1 million, or $0.71 per diluted common share, compared to non-GAAP net income of $22.7 million, or $0.78 per diluted common share, for the first nine months of 2013. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We had a strong quarter, marked by record revenue, new global tier-1 network transformation project wins and our introduction of several industry-first unified communications capabilities,” said Michael Tessler, president and chief executive officer, BroadSoft. “We recently hosted our largest and most successful annual users conference, BroadSoft Connections, where we introduced our new corporate messaging that puts the end-user at the center of everything we do.  We believe that our focus on further enhancing business employee productivity through product innovation is resonating with our customers and positions us to continue to succeed in the marketplace.”

“We are delighted with our third quarter results. Primarily driven by our UC-One hosted unified communications businesses, we saw strength in a number of our key metrics including revenue, billings, earnings, and cash flow,” said Jim Tholen, chief financial officer, BroadSoft. “We continue to win, and invest in, strategic network transformation and enterprise VoLTE projects with major service providers worldwide. We believe that these wins can be positively impactful next year.”
Guidance
For the fourth quarter of 2014, BroadSoft anticipates revenue of $60 to $65 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.48 to $0.64 per diluted common share.  For the full year 2014, BroadSoft now expects revenue of $211 to $216 million and earnings on a non-GAAP basis of $1.19 to $1.35 per diluted common share.

Conference Call
BroadSoft will discuss its third quarter 2014 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm . To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP cost of revenue, license software cost of revenue, subscription and maintenance cost of revenue and professional services and other cost of revenue. We define non-GAAP cost of revenue as a cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our cost of revenue over multiple periods.
Non-GAAP gross profit, license software gross profit, subscription and maintenance support gross profit and professional services and other gross profit. We define non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our sales margins over multiple periods.
Non-GAAP income from operations. We define non-GAAP operating income as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP operating income to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare our core business operating results over multiple periods.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. We define non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly, we define non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Non-GAAP net income and net income per share. We define non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on our Notes, foreign currency transaction gains and losses and non-cash tax expense included in the GAAP tax provision. We define non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses in the fourth quarter of 2014, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to successfully deploy our BroadCloud offering, expand this offering geographically and increase the associated recurring service revenue; the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions, including Systems Design & Development, Inc.; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014, and in the Company’s other filings with the SEC. All information in this release is as of November 5, 2014. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com
Industry Analyst / Media Relations:
Brian Lustig
+1-301-775-6203
brian@lustigcommunications.com
BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30, 2014	December 31, 2013
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$83,459	$69,866
Short-term investments	73,124	93,664
Accounts receivable, net of allowance for doubtful accounts of $178 and $128 at September 30, 2014 and December 31, 2013, respectively	60,150	66,595
Deferred tax assets, current	1,191	4,559
Other current assets	67,907	12,597
Total current assets	285,831	247,281
Long-term assets:
Property and equipment, net	14,826	10,110
Long-term investments	50,611	23,340
Restricted cash	19	581
Intangible assets, net	17,341	20,390
Goodwill	66,791	65,192
Deferred tax assets	863	16,482
Other long-term assets	9,248	8,121
Total long-term assets	159,699	144,216
Total assets	$445,530	$391,497
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$22,617	$14,956
Deferred tax liabilities, current	13,092	1
Deferred revenue, current portion	65,191	71,258
Total current liabilities	100,900	86,215
Convertible senior notes	95,629	91,549
Deferred revenue	17,657	6,404
Deferred tax liabilities	13,075	3,506
Other long-term liabilities	4,206	3,312
Total liabilities	231,467	190,986
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at September 30, 2014 and December 31, 2013; no shares issued and outstanding at September 30, 2014 and December 31, 2013	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at September 30, 2014 and December 31, 2013; 28,794,606 and 28,305,143 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	288	283
Additional paid-in capital	279,160	254,736
Accumulated other comprehensive loss	(4,323)	(1,525)
Accumulated deficit	(61,062)	(52,983)
Total stockholders’ equity	214,063	200,511
Total liabilities and stockholders’ equity	$445,530	$391,497

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Revenue:
License software	$25,679	$21,518	$68,470	$67,059
Subscription and maintenance support	24,216	17,694	67,300	49,185
Professional services and other	4,734	3,688	15,261	10,290
Total revenue	54,629	42,900	151,031	126,534
Cost of revenue:
License software	2,488	2,257	7,139	6,836
Subscription and maintenance support	8,284	5,622	24,336	15,015
Professional services and other	4,239	2,656	11,454	8,221
Total cost of revenue	15,011	10,535	42,929	30,072
Gross profit	39,618	32,365	108,102	96,462
Operating expenses:
Sales and marketing	16,198	15,117	51,200	44,382
Research and development	11,654	11,858	37,206	37,161
General and administrative	8,551	8,512	25,233	24,053
Total operating expenses	36,403	35,487	113,639	105,596
Income (loss) from operations	3,215	(3,122)	(5,537)	(9,134)
Other expense:
Interest expense, net	1,812	1,814	5,380	5,189
Other, net	907	(133)	738	(77)
Total other expense, net	2,719	1,681	6,118	5,112
Income (loss) before income taxes	496	(4,803)	(11,655)	(14,246)
Provision for (benefit from) income taxes	2,788	(749)	(3,576)	(4,860)
Net loss	$(2,292)	$(4,054)	$(8,079)	$(9,386)
Net loss per common share:
Basic	$(0.08)	$(0.14)	$(0.28)	$(0.33)
Diluted	$(0.08)	$(0.14)	$(0.28)	$(0.33)
Weighted average common shares outstanding:
Basic	28,722	28,160	28,587	28,063
Diluted	28,722	28,160	28,587	28,063
Stock-based compensation expense included above:
Cost of revenue	$719	$1,290	$2,761	$3,556
Sales and marketing	2,164	3,847	8,143	10,404
Research and development	2,008	3,371	7,518	9,858
General and administrative	1,214	2,457	5,447	6,904

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
	(in thousands)
Cash provided by (used in):
Operating activities	$31,600	$22,319
Investing activities	(18,830)	(38,148)
Financing activities	1,476	4,440

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred revenue balance	$80,792	$60,966	$77,662	$61,149
End of period deferred revenue balance	82,848	57,686	82,848	57,686
Increase (decrease) in deferred revenue	2,056	(3,280)	5,186	(3,463)
Revenue	54,629	42,900	151,031	126,534
Revenue plus net change in deferred revenue	$56,685	$39,620	156,217	123,071

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred license software revenue balance	$22,365	$17,258	$20,149	$18,375
End of period deferred license software revenue balance	24,179	14,515	24,179	14,515
Increase (decrease) in deferred license software revenue	1,814	(2,743)	4,030	(3,860)
License software revenue	25,679	21,518	68,470	67,059
License software revenue plus net change in deferred license software revenue	$27,493	$18,775	$72,500	$63,199

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$45,874	$36,249	$46,975	$35,701
End of period deferred subscription and maintenance support revenue balance	42,978	33,579	42,978	33,579
Decrease in deferred subscription and maintenance support revenue	(2,896)	(2,670)	(3,997)	(2,122)
Subscription and maintenance support revenue	24,216	17,694	67,300	49,185
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$21,320	$15,024	$63,303	$47,063

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$12,553	$7,459	$10,538	$7,073
End of period deferred professional services and other revenue balance	15,691	9,592	15,691	9,592
Increase in deferred professional services and other revenue	3,138	2,133	5,153	2,519
Professional services and other revenue	4,734	3,688	15,261	10,290
Professional services and other revenue plus net change in deferred professional services and other revenue	$7,872	$5,821	$20,414	$12,809

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$2,488	$2,257	$7,139	$6,836
(percent of related revenue)	10%	10%	10%	10%
Less:
Stock-based compensation expense	114	279	528	833
Amortization of acquired intangible assets	223	207	675	628
Non-GAAP license cost of revenue	$2,151	$1,771	$5,936	$5,375
(percent of related revenue)	8%	8%	9%	8%

GAAP subscription and maintenance support cost of revenue	$8,284	$5,622	$24,336	$15,015
(percent of related revenue)	34%	32%	36%	31%
Less:
Stock-based compensation expense	469	717	1,679	1,914
Amortization of acquired intangible assets	1,132	842	3,479	2,017
Non-GAAP subscription and maintenance support cost of revenue	$6,683	$4,063	$19,178	$11,084
(percent of related revenue)	28%	23%	28%	23%

GAAP professional services and other cost of revenue	$4,239	$2,656	$11,454	$8,221
(percent of related revenue)	90%	72%	75%	80%
Less:
Stock-based compensation expense	136	294	554	809
Non-GAAP professional services and other cost of revenue	$4,103	$2,362	$10,900	$7,412
(percent of related revenue)	87%	64%	71%	72%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$39,618	$32,365	$108,102	$96,462
(percent of total revenue)	73%	75%	72%	76%
Plus:
Stock-based compensation expense	719	1,290	2,761	3,556
Amortization of acquired intangible assets	1,355	1,049	4,155	2,645
Non-GAAP gross profit	$41,692	$34,704	$115,018	$102,663
(percent of total revenue)	76%	81%	76%	81%

GAAP license gross profit	$23,191	$19,261	$61,331	$60,223
(percent of related revenue)	90%	90%	90%	90%
Plus:
Stock-based compensation expense	114	279	528	833
Amortization of acquired intangible assets	223	207	675	628
Non-GAAP license gross profit	$23,528	$19,747	$62,534	$61,684
(percent of related revenue)	92%	92%	91%	92%

GAAP subscription and maintenance support gross profit	$15,932	$12,072	$42,964	$34,170
(percent of related revenue)	66%	68%	64%	69%
Plus:
Stock-based compensation expense	469	717	1,679	1,914
Amortization of acquired intangible assets	1,132	842	3,480	2,017
Non-GAAP subscription and maintenance support gross profit	$17,533	$13,631	$48,123	$38,101
(percent of related revenue)	72%	77%	72%	77%

GAAP professional services and other gross profit	$495	$1,032	$3,807	$2,069
(percent of related revenue)	10%	28%	25%	20%
Plus:
Stock-based compensation expense	136	294	554	809
Non-GAAP professional services and other gross profit	$631	$1,326	$4,361	$2,878
(percent of related revenue)	13%	36%	29%	28%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$3,215	$(3,122)	$(5,537)	$(9,134)
(percent of total revenue)	6%	(7)%	(4)%	(7)%
Plus:
Stock-based compensation expense	6,105	10,965	23,869	30,722
Amortization of acquired intangible assets	1,355	1,049	4,155	2,645
Non-GAAP income from operations	$10,675	$8,892	$22,487	$24,233
(percent of total revenue)	20%	21%	15%	19%

GAAP operating expense	$36,403	$35,487	$113,639	$105,596
(percent of total revenue)	67%	83%	75%	83%
Less:
Stock-based compensation expense	5,386	9,675	21,108	27,166
Non-GAAP operating expense	$31,017	$25,812	$92,531	$78,430
(percent of total revenue)	57%	60%	61%	62%

GAAP sales and marketing expense	$16,198	$15,117	$51,200	$44,382
(percent of total revenue)	30%	35%	34%	35%
Less:
Stock-based compensation expense	2,164	3,847	8,143	10,404
Non-GAAP sales and marketing expense	$14,034	$11,270	$43,057	$33,978
(percent of total revenue)	26%	26%	29%	27%

GAAP research and development expense	$11,654	$11,858	$37,206	$37,161
(percent of total revenue)	21%	28%	25%	29%
Less:
Stock-based compensation expense	2,008	3,371	7,518	9,858
Non-GAAP research and development expense	$9,646	$8,487	$29,688	$27,303
(percent of total revenue)	18%	20%	20%	22%

GAAP general and administrative expense	$8,551	$8,512	$25,233	$24,053
(percent of total revenue)	16%	20%	17%	19%
Less:
Stock-based compensation expense	1,214	2,457	5,447	6,904
Non-GAAP general and administrative expense	$7,337	$6,055	$19,786	$17,149
(percent of total revenue)	13%	14%	13%	14%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(2,292)	$(4,054)	$(8,079)	$(9,386)
(percent of total revenue)	(4)%	(9)%	(5)%	(7)%
Adjusted for:
Stock-based compensation expense	6,105	10,965	23,869	30,722
Amortization of acquired intangible assets	1,355	1,049	4,155	2,645
Non-cash interest expense on our notes	1,485	1,382	4,385	4,088
Foreign currency transaction losses (gains)	907	(133)	738	(77)
Non-cash tax provision (benefit)	2,581	(918)	(4,006)	(5,323)
Non-GAAP net income	$10,141	$8,291	$21,062	$22,669
(percent of total revenue)	19%	19%	14%	18%

GAAP net loss per basic common share	$(0.08)	$(0.14)	$(0.28)	$(0.33)
Adjusted for:
Stock-based compensation expense	0.21	0.39	0.83	1.09
Amortization of acquired intangible assets	0.05	0.04	0.15	0.09
Non-cash interest expense on our notes	0.05	0.05	0.15	0.14
Foreign currency transaction losses (gains)	0.03	—	0.03	—
Non-cash tax provision (benefit)	0.09	(0.03)	(0.14)	(0.19)
Non-GAAP net income per basic common share	$0.35	$0.29	$0.74	$0.81

GAAP net loss per diluted common share	$(0.08)	$(0.14)	$(0.28)	$(0.33)
Adjusted for:
Stock-based compensation expense	0.20	0.37	0.80	1.06
Amortization of acquired intangible assets	0.05	0.04	0.14	0.09
Non-cash interest expense on our notes	0.05	0.05	0.15	0.15
Foreign currency transaction losses (gains)	0.03	—	0.02	—
Non-cash tax provision (benefit)	0.09	(0.03)	(0.13)	(0.18)
Non-GAAP net income per diluted common share	$0.34	$0.28	$0.71	$0.78

* For the three months ended September 30, 2014 and 2013 and the nine months ended September 30, 2014 and 2013, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 29,852 thousand and 29,242 thousand for the three months ended September 30, 2014 and 2013 and 29,865 thousand and 28,905 thousand for the nine months ended September 30, 2014 and 2013, respectively.